UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2023

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-34611	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

(Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms "the Company,” "Celsius,” "we,” "us” and "our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the two proposals listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals please see the Company’s definitive Proxy Statement previously filed with the Securities and Exchange Commission on May 1, 2023.

Proposal 1: Election of Directors – Election of the nominees listed below as directors to hold office until the next annual meeting of stockholders or until their successors are elected.

	Votes For	Votes Against	Broker Non-Votes
Name
John Fieldly	58,504,741	283,027	211,271
Nicholas Castaldo	58,115,696	672,072	211,271
Caroline Levy	58,195,747	592,021	211,271
Hal Kravitz	58,481,367	306,401	211,271
Alexandre Ruberti	58,485,211	302,557	211,271
Cheryl Miller	58,039,224	748,544	211,271
Damon DeSantis	56,680,631	2,107,137	211,271
Joyce Russell	58,485,454	302,314	211,271
James Lee	57,487,107	1,300,661	211,271

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Ratification of Selection of Auditors - To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain
58,958,179	13,945	12,501

The appointment of Ernst & Young LLP was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Item 7.01 Regulation FD Disclosure.

On June 1, 2023, the Company made a presentation to stockholders at the Annual Meeting. The furnishing of the stockholder presentation information in this report is not intended to, and does not, constitute a determination by the Company that the information in this report is material, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the stockholder presentation materials is presented as of June 01, 2023 and the Company does not assume any obligation to update such information in the future.

A copy of the stockholder presentation that was used at the Annual Meeting is included as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibits 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
99.1	Stockholder presentation dated June 01, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: June 2, 2023	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer